Exhibit 99.1

Filed by Chemical Financial Corporation
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Talmer Bancorp, Inc.
Commission File Number: 001-36308

CHEMICAL FINANCIAL CORPORATION

TALMER BANCORP, INC.

Strategic Merger:

Joining Two High Performing Banks

February 2016

Forward – Looking Statements

This presentation contains forward-looking statements regarding the outlook and expectations of Chemical Financial Corporation ("Chemical" or "CHFC") and Talmer Bancorp, Inc. ("Talmer" or "TLMR") with respect to their planned strategic partnership, including the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance (including anticipated accretion to earnings per share, tangible book value earn-back period and internal rate of return), the assumed purchase accounting adjustments, credit marks, and intangibles and other key transaction assumptions, anticipated regulatory cost, timing of closing of the transaction, and consequences of Talmer's integration into Chemical. Words such as "anticipated," "estimated," "expected," "projected," "assumed," "approximately," "continued," "should," "will" and variations of such words and similar expressions are intended to identify such forward-looking statements. The *Pro forma* financial information is not a guaranty of future results and is presented for informational purposes only.

Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Neither Chemical nor Talmer undertakes any obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

- Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and Talmer and Chemical shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
- The impact of the completion of the transaction on Chemical's and Talmer's financial statements will be affected by the timing of the transaction.
- The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
- The integration of Talmer's business and operations into Chemical, which will include conversion of Talmer's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer's or Chemical's existing businesses.
- Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of each of Chemical's and Talmer's Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

Additional Information

TALMER BANCORP, INC.

Non-GAAP Financial Measures

This presentation may contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles (GAAP). Chemical and Talmer use certain non-GAAP financial measures to provide meaningful, supplemental information regarding their operational results and to enhance investors' overall understanding of Chemical's and Talmer's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's and Talmer's GAAP results.

Additional Information about the Transaction

This communication is being made in respect of the merger involving Talmer and Chemical. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Chemical will file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement will contain a prospectus for Chemical and a joint proxy statement to be used by Chemical and Talmer to solicit the required approvals of their respective shareholders of the merger and other relevant documents concerning the transaction. Chemical and Talmer may also file other documents with the SEC concerning the proposed merger. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SHAREHOLDERS OF CHEMICAL AND TALMER ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROSPECTUS AND JOINT PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHEMICAL, TALMER, AND THE TRANSACTION. Investors will be able to obtain these documents free of charge at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC in connection with the merger can also be obtained, when available, without charge, from Chemical's website at http://www.chemicalbankmi.com (which website is not incorporated herein by reference), or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757, or at Talmer's website at http://www.talmerbank.com (which website is not incorporated herein by reference), or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Mr. Brad Adams, Investor Relations, telephone 248-498-2862.

Participants in the Merger Solicitation

Chemical and Talmer, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Chemical and Talmer shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Chemical and Talmer shareholders in connection with the proposed transaction will be set forth in the prospectus and joint proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above. Information about Chemical's directors and executive officers can be found in Chemical's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 6, 2015, and other documents subsequently filed by Chemical with the SEC. Information about Talmer's directors and executive officers can be found in Talmer's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 27, 2015, and other documents subsequently filed by Talmer with the SEC. Additional information regarding the interests of such participants will be included in the prospectus and joint proxy statement and other relevant documents regarding the merger filed with the SEC when they become available.

Overview

1	**Value creation opportunity for both CHFC and TLMR shareholders**	✓ Significant EPS accretion for both parties (8% CHFC and 19% TLMR) ✓ 100%+ cash dividend pickup for TLMR shareholders ✓ Combined earnings and synergies efficiently absorb incremental regulatory costs from crossing over $10 billion in assets
2	**Both CHFC & TLMR have demonstrated strong growth**	✓ Proven organic and acquisition growth initiatives ✓ Leadership in EPS growth among peers ✓ Total Return out-performance (peers and indices)
3	**High Performing *Pro Forma* profitability will drive upside**	✓ *Pro Forma* 1.2%+ ROA, ROATCE approaching 15%, Low Efficiency Ratio ✓ Stable, clean NIM, attractive asset quality, strong capital ✓ Significant revenue enhancements available (Wealth Mgt, Mtg/Cns Banking), not modeled ✓ On a combined basis, trades at a discounted price/earnings multiple
4	**Experienced and committed Board & Management team**	✓ David Ramaker (CHFC) will be CEO of the combined company ✓ TLMR executive management has significant positions in Management & Governance ✓ TLMR insiders have large interest in the *Pro Forma* company (4.6% fully diluted) ✓ TLMR Board representation (5 members / 42% of Board) consistent with ownership
5	**Creates the largest local community bank headquartered in Michigan**	✓ Southeast Michigan represents more than 50% of Michigan GDP and population ✓ Recent market disruption (other mergers announced) provide opportunity ✓ Combined footprint has access to 96% of Michigan's businesses
6	**Compatible cultures, similar strategies, community orientation**	✓ Customer-facing staff substantially retained due to complementary markets ✓ Foundation and charity histories and future commitments ✓ Combination doubles legal lending limit, statewide branch system: Community Focus

Joining Two High Performing Banks

CHEMICAL FINANCIAL CORPORATION TALMER BANCORP, INC.

High Performing, Complementary Banks

CHEMICAL FINANCIAL CORPORATION

- $9.2 billion financial holding company
  - Headquartered in Midland, MI
- Preeminent MI franchise outside of Detroit MSA
  - Capitalizing on and contributing to Michigan's vibrant economy
  - Recent strategic acquisitions have enhanced organization's market presence, lending capacity and earnings power
- Proven ability to increase market share in core markets through:
  - Strong organic loan growth ($1.5 billion) over prior 3 years
  - Approximately $3.1 billion in assets acquired through open bank M&A since 2010
- Significant trust and wealth management operations (AUM of $4.6 billion)
- Strong operating performance history through cycles, including
  - Attractive NIM
  - Core efficiency ratio of 57.1%(1) in 4Q'15
  - Low cost deposit funding
  - Strong asset quality through cycles
- 3yr Core EPS growth: 10% (3)
- 8% YoY organic loan growth ($476 million)
- 3yr Total Return(4) : 35.5% (vs. KRX: 26.7%)

Creating a Preeminent Midwest Bank

- **Largest bank headquartered in Michigan**
- **$16 billion in total assets**
- **Largest MI headquartered branch distribution system**
- **Leading market share in nearly all markets of operation**
- **High Performing *Pro Forma* ROA, ROE, NIM and Efficiency** (1)(2)



Chemical
Talmer
Milwaukee
Chicago
Detroit
Cleveland
Pittsburgh
Indianapolis
Columbus

TALMER BANCORP, INC.

- $6.6 billion bank holding company
  - Headquartered in Troy, MI (Greater Detroit MSA)
- A high performing Midwest Bank
  - Built through organic growth & successful acquisitions
- Recapitalized and retooled banking platforms after the distress of the previous credit crisis
  - Completed 8 acquisitions since 2010
  - (~$6.1 billion in assets acquired)
- Strong mortgage banking platform producing $1.4 billion in originations in 2015
- Strong operating performance
  - Attractive NIM (ex. Excess Accretable Yield)
  - Core efficiency ratio of 59.5%(1) in 4Q'15
  - Low cost deposit funding
- 3yr Core EPS growth: 58% (3)
- 12.2% YoY net loan growth ($524 million)
- Total return since IPO(4): 23.6%

Source: SNL Financial and Company documents

(1) Core efficiency ratio for CHFC excludes merger related expenses; core efficiency ratio for TLMR defined as noninterest expense divided by total revenue, adjusted for (expense)/benefit due to change in the fair value of loan servicing rights, FDIC loss sharing income, transaction and integration related costs and net loss on early termination of FDIC loss share and warrant agreements and bargain purchase gains

(2) Includes impact of Durbin Amendment and other expenses associated with crossing $10 billion asset size threshold

(3) For CHFC it is computed as reported earnings per share excluding acquisition transaction costs; for TLMR it is computed by starting with pre-tax income, adjusting for items noted in footnote 1 and then assuming normalized tax rate on pre-tax core earnings; calculations were provided by each management team

(4) As of January 25th, 2016; date is 1 day prior to announcement of merger

CHFC + TLMR: A Compelling Combination

Benefits of partnership accrue to all shareholders

CHFC / TLMR Partnership...

- Merger of like-minded banks with similar vision: **Delivering EPS growth to shareholders**
- Improves upon already strong ROA, ROE, NIM and Efficiency Ratio
- Stable credit & positive franchise momentum
- Efficient way of crossing $10 billion: earnings accretion well in excess of increased regulatory and compliance costs
- Clear and market acceptable Management line-up / Board of Director split ensures each bank's shareholders are well represented
- Remains well-capitalized, mindful of larger bank requirements and well positioned as a consolidator of choice
- Building a stronger foundation for delivering sustainable, strong EPS growth

...Benefits Both Sets of Shareholders

	Chemical Financial Corporation	Talmer Bancorp, Inc.
High Earnings Accretion[(1)]	8%	19%
1.20%+ Return on Assets	✓	✓
ROATCE Approaching 15%	✓	✓
Greater Franchise Scarcity Value	✓	✓
Better Positioned for Growth	✓	✓
Significant Stock / Valuation Upside	✓	✓
100%+ Cash Dividend Pickup		✓
Improved Stock Liquidity	✓	✓
Retain Strong Capital Base	✓	✓
Strategic Options Expand	✓	✓

(1) 2017 EPS accretion and dividend accretion for TLMR considers 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed

Pro Forma Returns & Impact

TALMER BANCORP, INC.

Key Transaction Impacts	CHEMICAL FINANCIAL CORPORATION		TALMER BANCORP, INC.
2017e EPS Accretion[1]	8%	2017e EPS Accretion[1]	19%
2017 *Pro Forma* EPS[2]	$3.09	2017 *Pro Forma* EPS[2]	$1.62
IRR[3]	20%-21%	*Pro Forma* Dividend[5]	$0.55
TBV Earnback Period[4]	3.25 years	Dividend Accretion[5]	173.0%

Capital Position[6]	CHEMICAL FINANCIAL CORPORATION	TALMER BANCORP, INC.	*Pro Forma*
TCE / TA (%)	8.1%	10.8%	8.2%
Leverage Ratio (%)	8.6%	10.2%	8.4%
CET 1 Ratio (%)	10.6%	12.0%	10.1%
Tier 1 Ratio (%)	10.7%	12.0%	10.3%
TRBC Ratio (%)	11.8%	13.0%	10.9%

(1) First Call Consensus estimates. TLMR EPS accretion presented as 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed
(2) Please refer to the Appendix for a detailed breakout of the calculation
(3) From the perspective of CHFC assuming a terminal multiple of 13.0x
(4) Tangible Book Value Earnback Period per the cross-over method
(5) The *Pro Forma* dividend and the dividend accretion assuming CHFC's Q4 dividend annualized compared to $0.20 TLMR dividend (annualized dividend including impact of 1/26/16 announcement bringing quarterly dividend to $0.05 per share); Analysis considers 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed
(6) CHFC and TLMR stand alone capital ratios are as of December 31, 2015 and the *Pro Forma* capital ratios are projected for a June 30, 2016 close, including purchase accounting for the transaction

Transaction Value Creation

Accelerates EPS Growth ~1 to ~2 Years

CHEMICAL FINANCIAL CORPORATION

Accretion: 8%



$4.05
$3.77
$3.75
$3.56
$3.50
$3.34
$3.27
$3.09
$3.06
$2.86
$2.69
Accelerates current growth strategy by ~1 year
2016
2017
2018
2019
2020
2021

TALMER BANCORP, INC.

Average annual accretion: 17%



$2.12
$1.98
$1.87
$1.85
$1.75
$1.71
$1.62
$1.59
$1.47
$1.36
$1.23
Accelerates current growth strategy by ~2 years
2016
2017
2018
2019
2020
2021

Source: FactSet Research Systems

Note: CHFC and TLMR 2016-2017 estimates reflect consensus EPS estimates prior to the merger announcement and the 2018-2021 estimates reflect management estimates of long-term growth rates. Assumes *Pro Forma* company grows at comparable growth rate

Note: TLMR analysis considers 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed

Financial Metrics

Combined Company Positioned for Significant Upside

TALMER BANCORP, INC.

				Nationwide $10 - $25BN [2]	
	CHEMICAL FINANCIAL CORPORATION	TALMER BANCORP, INC.	*Pro forma* [1]	Peer Median	Top Quartile
ROAA	1.10%	1.61%	1.20% - 1.30%	1.11%	1.27%
ROATCE	15.00%	14.91%	15.00% - 16.00%	13.38%	14.50%
Efficiency Ratio	57%	58%	~55%	59%	67%
Loans / Deposits	99%	96%	95% - 100%	92%	98%
TCE / TA (%)	8.06%	10.77%	8.20% - 8.40%	8.74%	9.24%
Current Price [3]	$31.86	$16.06	$31.86	-	-
2017e EPS [4]	$2.86	$1.36	$3.09	-	-
P / TBV	1.70x	1.50x	1.72x	1.82x	1.96x
P / 2017e	11.1x	11.8x	10.3x	12.1x	12.9x
Implied Upside to Price as of 1/29/2016 (%) [5]				**17.3%**	**25.1%**

		Trailing 1 Year Avg. of Forward P/E	
		Peer Median	**Top Quartile**
	10.3x	14.0x	15.3x
Implied Upside to Price Assuming 1 Year Avg. of Forward P/E (%) [5]		**35.5%**	**48.4%**

Note: CHFC and TLMR financial figures based on December 31, 2015 financials; peer figures are for the most recent quarter available and the source is SNL Financial.
Note: TLMR's financials are adjusted for a $20.4mm charge related to the early termination of Loss Share Agreements with the FDIC and associated warrant

(1) The *Pro Forma* profitability figures presented for 2017 and balance sheet at June 30, 2016. Includes purchase accounting; assumes fully phased in transaction adjustments
(2) Peers include mainland public banks and thrifts with total assets between $10 billion and $25 billion and ROATCE greater than 10.00%; peer data as of January 29, 2016
(3) Pricing as of January 29, 2016
(4) CHFC and TLMR EPS stand alone EPS estimates are FactSet Consensus estimates prior to announcement of the merger
(5) Difference between Peer Median and Top Quartile multiples and *Pro forma*, respectively, divided by *Pro forma*. This is forward-looking and not a guarantee of performance.

Merger Overview

- Transformational strategic merger
- Creates a preeminent Midwest Bank and the largest bank headquartered in Michigan
- Joins two important Michigan banks with complementary geographies
- Merger of two very clean and organically growing banks
- Strong financial compatibility *(credit view, performance, expense disciplines)*
- Strong capital ratios at close *(well capitalized with appropriate "cushions")*
- Efficiently leap over $10 billion in assets *(approx. $16 billion combined at closing)*
- Accretive to earnings and improves earnings growth rate [(1)]
  - **8% accretion to CHFC shareholders**
  - **19% accretion to TLMR shareholders** [(2)]
- High Performing *Pro Forma* ROA, ROE, NIM and Efficiency performance [(1)]
- No material dilution to Tangible Book Value (*3.25 yr earnback*)
- Scale benefits available (*$52 million identified cost saves*)
- Potential to increase shareholder value via franchise improvement, EPS accretion & valuation
- Potential to further increase value creation through revenue synergies (not modeled)
- High cultural affinity + significant integration experience
- Enhances management depth and capacities
- Significant *Pro Forma* ownership by Insiders 5.5%[(3)] – aligned with both CHFC & TLMR investors
- Logical next corporate step for both companies
- Major commitment to its communities and positioned to build in logical, adjacent markets

(1) Includes impact of Durbin Amendment
(2) TLMR EPS accretion presented as 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately
(3) Assumes 100% of TLMR options are converted for new options; Represents fully diluted ownership utilizing Treasury Stock Method; CHFC stock price as of January 29, 2016

Rationale

TALMER BANCORP, INC.

Core Rationale / Fit

Both Banks…

- Focus on community bank lending
- Emphasize building relationships with high caliber talent
- Know their markets, what works, what doesn't
- Built via organic & acquisition efforts
- Core deposit funded and low cost of deposits
- Exhibit strong organic loan growth
- Maintain strong and clean credit cultures
- Delivering strong earnings and growth momentum
- Strong expense controls (not "flashy" organizations)
- Focus on Risk Management, Safety and Soundness

- Complementary branch networks, low redundancy
- CHFC market – Michigan except for Greater Detroit MSA
- TLMR market - Greater Detroit MSA - renaissance continues
- TLMR business philosophy is consistent with CHFC
- TLMR becomes the Southeast Region within CHFC org.

Complementary Franchise & Enhances Our Respective Strategies

- High industrial logic in truly creating a preeminent Midwest Bank
  - The leading independent bank in Michigan
  - Material scale in communities throughout Michigan
  - Meaningful scale in Northern Ohio
- Scale Benefits:
  - Regional scale to compete for any Michigan clients we want
  - Platform efficiencies give advantage afforded low cost provider
  - Broader customer access and reach
  - Broadens product capabilities
  - $16b *Pro Forma* scale will mitigate the costs of crossing $10b
- Complementary business lines – transportable into each other's markets
  - Mortgage origination (TLMR platform)
  - Wealth management (CHFC platform)
- Wide range of "back-fill" acquisition opportunities in Michigan
- Wide range of "bolt-on" acquisition opportunities in adjacent mkts (Indiana, Ohio)

Merger Transaction Summary

TALMER BANCORP, INC.

Transaction	• Transformational Merger of Equals
Corporate Entity Issues	• CHFC is the legal and accounting acquirer (size, FMV considerations) • Brand: Chemical Bank
***Pro Forma* Ownership (1)**	• 54% Chemical Financial / 46% Talmer
Board Composition	• 7 CHFC directors (58%) / 5 TLMR directors (42%)
Consideration	• CHFC issues shares to TLMR shareholders • Substantially all stock (Approximately 90% stock / 10% cash consideration) • 0.4725 CHFC shares and $1.61 of cash for each TLMR share • Fixed exchange ratio
Option Treatment	• Between 75% and 100% of TLMR options will be converted into CHFC options at closing, a max of 25% of TLMR options may be "cashed out" at closing
Management	• See pages 13-15
Required Approvals	• Approval of CHFC and TLMR shareholders • Customary regulatory approvals
Targeted Close	• Second half of 2016

(1) Represents fully diluted ownership

Combined Company Leverages Experience from Both CHFC and TLMR

TALMER BANCORP, INC.

Holding Company Leadership

Gary Torgow
Chairman of the Board

David Ramaker
Chief Executive Officer & President

David Provost
Vice Chairman Growth Strategy

Lori Gwizdala
Chief Financial Officer

William Collins
EVP- General Counsel

Thomas Kohn
CEO, InSite Capital

Dennis Klaeser
*Chief Strategy Officer & CFO of TB&T**

Brad Adams
Corporate Dev. / IR

Thomas Shafer
Current President of Talmer Bank and Trust, will be a member of the combined bank's executive leadership team leading its community banking business across all geographies.

* CFO of Talmer Bank & Trust, a transitional role until bank charter consolidation

Governance: *Pro Forma* Board of Directors

TALMER BANCORP, INC.

Pro Forma Board: 12 members

CHFC:
7 Board members

TLMR:
5 Board Members

- Strong governance structure
- Ratio of CHFC to TLMR Board of Directors member contribution is consistent with ownership split
- Leadership from both CHFC and TLMR
- Key committee participation by both
- Ownership of *Pro Forma* = 4.3%*

Pro Forma Board



Gary Torgow – Chairman of the Board

- Co-Architect of Talmer. Chairman of the Company & Board of Directors since December 2009
- Founder/Chairman of the Sterling Group, a real estate and development, investment and management company that has acquired, developed and operated several landmark properties and businesses in southeast Michigan
- Graduate of Wayne State University School of Law and a member in good standing of the Michigan Bar Association



David Ramaker – CEO & President

- Chief Executive Officer and President of Chemical Financial. Mr. Ramaker was appointed Chief Executive Officer and President in January 2002 and Chairman in April 2006
- Serves as Chairman, Chief Executive Officer and President of Chemical Bank
- Served as a Chairman of Michigan Bankers Association during 2015
- Earned a B.A. of Business Administration from Southern Methodist University and graduated from the Southwestern Graduate School of Banking



David Provost – Vice Chairman

- Co-Architect of Talmer. President and CEO since December 2009
- Former Chairman and CEO of The PrivateBank – Michigan, which was a subsidiary of Chicago-based PrivateBancorp, Inc. Mr. Provost co-founded The PrivateBank – Michigan, formerly The Bank of Bloomfield Hills, in 1989
- Earned an MBA from Eastern Michigan University and graduated from the University of Wisconsin School of Banking

* Assuming all directors retain current holdings in *Pro Forma* Company

CEO Leadership

David B. Ramaker

- Chairman, Chief Executive Officer and President of Chemical Financial Corporation ("CHFC")
- Appointed Chairman in April 2006
- Appointed as Chief Executive Officer and President of Chemical in January 2002
- Serves as Chairman, Chief Executive Officer and President of Chemical Bank
- President of Chemical Bank Key State in October 1993
- Joined Chemical Bank as Vice President on November 29, 1989

Asset Growth | **Earnings Growth** | **Cycles** | **Stock Performance** (1)



Assets ($mm)
'02 – '15 CAGR: 7.5%
$3,569
$4,251
$9,189
2002
2009
2015



Net Income ($mm) / EPS ($)
'09 – '15 CAGR: 43.4%
$2.20
$54.9
$0.42
$10.0
$2.39
$86.8
2002
2009*
2015



NCOs / Avg. Loans (%)
0.20%
0.23%
1.18%
2.97%
0.13%
0.10%
2002
2009
2015
CHFC
Peers



130%
95%
60%
25%
(10%)
(45%)
(80%)
96.1%
24.0%
12/31/2001
12/31/2008
12/31/2015
MI Peers >$500m (+24.0%)
CHFC (+96.1%)

Bank Acquisitions

Year	Target	Assets ($b)
2015	Lake Michigan Financial Corporation	$1.2
2015	Monarch Community Bancorp, Inc.	$0.2
2014	Northwestern Bancorp	$0.9
2010	O.A.K. Financial Corporation	$0.8
2003	Caledonia Financial Corporation	$0.2

* CHFC had positive annual earnings during the most recent credit crisis and continued to pay a dividend.

* Peer Michigan Banks >$500 million in assets averaged a net loss of $72million (median loss $16 million) in 2009, while CHFC had net income of $10 million.

(1) Pricing as of January 29, 2016

TLMR Management's Commitment

TALMER BANCORP, INC.

Change-In-Control Payments

- Gary Torgow and David Provost have **waived Change-In-Control payments**
- Fully diluted pro-forma **ownership interest of 2.5%**(1) for Gary Torgow and David Provost combined

Significant Insider Ownership

TLMR executive management has significant interest in the *Pro Forma* Company.

- Fully diluted pro-forma **TLMR Executive insider ownership is 4.6%**(1)
- TLMR Executive management currently beneficially owns 8.9 million shares of TLMR Common Stock
- Between 75% and 100% of executive management's options will convert into CHFC options at close

Go-Forward Involvement

- Legacy TLMR has significant board representation at *Pro Forma* Company **(5 members / 42% of Board)**
- Key TLMR personnel have key leadership roles in charting path of *Pro Forma* Company

Note: TLMR share data as of January 29, 2016
(1) Assuming 100% of options are converted

Vision: Creating a Preeminent Midwest Bank

TALMER BANCORP, INC.


CHFC
TLMR
Cheboygan
Alpena
Lake Huron
Owen Sound
Manistee
Tawas City
Mount Pleasant
Saginaw
MICHIGAN
Grand Rapids
Flint
Sarnia
London
Lansing
Lake Erie
Detroit
Ann Arbor
South Bend
Toledo
Cleveland
Sandusky
Fort Wayne
Findlay
Akron
Canton
Wabash
INDIANA
Kokomo
Mansfield
Lima
OHIO
Muncie
Anderson
Newark
Cambridge
Wheeling

Upper Michigan
Southwest Michigan
Central Michigan
Southeast Michigan
Northern Ohio

Pro Forma Entity is Largest MI-Headquartered Bank

Rank	"Local" Rank [(1)]	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1		JPMorgan Chase & Co. (NY)	249	39,108	20.5%
2		Comerica Inc. (TX)	216	27,494	14.4%
3		PNC Financial Services Group (PA)	212	16,347	8.6%
4		Bank of America Corp. (NC)	127	15,677	8.2%
5		Fifth Third Bancorp (OH)	243	15,162	8.0%
6		*Pro Forma* HBAN / FMER [(2)]	367	14,597	7.7%
7	**1**	***Pro Forma* CHFC / TLMR**	**236**	**10,851**	**5.7%**
8	2	Flagstar Bancorp Inc. (MI)	99	7,837	4.1%
		Chemical Financial Corp. (MI)	**185**	**7,304**	**3.8%**
9		Citizens Financial Group Inc. (RI)	98	4,951	2.6%
		Talmer Bancorp Inc. (MI)	**51**	**3,546**	**1.9%**
10		Wells Fargo & Co. (CA)	18	2,691	1.4%
11		TCF Financial Corp. (MN)	54	2,600	1.4%
12	3	Mercantile Bank Corp. (MI)	54	2,281	1.2%
13	4	Independent Bank Corp. (MI)	64	1,985	1.0%
14		Old National Bancorp (IN)	36	1,333	0.7%
15	5	Macatawa Bank Corp. (MI)	30	1,333	0.7%
Totals (1-128)			**2,766**	**190,509**	**100.0%**

Pro Forma CHFC Operating Markets

	Deposit Market Share Rank	Number of Branches	Deposits in Market ($000)	Market Share (%)
Central Michigan	1	65	2,625,086	18.5%
Upper Michigan	1	61	2,106,867	18.0%
Southwest Michigan	2	79	3,334,883	9.5%
Southeast Michigan	9	31	2,783,862	2.2%
Northern Ohio	13	27	1,095,608	1.1%

Source: SNL Financial. Deposit data as of 6/30/2015.
Note: The two branches in Indiana are not included in the Southwest Michigan region.
(1) Local is defined as banks headquartered in Michigan
(2) Does not take into account ~$1 billion of announced divestitures

Creating a Preeminent Midwest Bank

TALMER BANCORP, INC.

Discussion of Impact on Our Constituencies

Shareholders

- ▲ EPS accretion to all shareholders, leading growth rate
- ▲ Material dividend accretion to TLMR shareholders
- ▲ Potential Market Value Creation (P/E lift, new peer group)
- ▲ Diversification in earnings
- ▲ Efficiently deploy capital in low premium merger
- ▲ Improves already strong operating metrics, inclusive of Durbin costs
- ▲ Upstream buyer field is likely to expand on net basis (coherent franchise)
- ▲ Potential attractive target bank opportunity field expands

- ► Tangible Book Value dilution (3.25yr earnback period)
- ► Temporary hiatus in acquisition plans and share repurchases

Borrowers / Depositors

- ▲ Primary core funded bank allows sustained lending through cycles
- ▲ CHFC's credit quality history offers evidence of lending through cycles
- ▲ Statewide locations make banking with TLMR+CHFC easier
- ▲ Greater legal lending limit provides greater lending capacities
- ▲ Wider product suite (treasury, wealth mgmt., enhanced mortgage)
- ▲ Ability to offer more products per customer relationship
- ▲ CHFC brings consumer (auto) lending

Local Communities

- ▲ CHFC's & TLMR's commitment and strength in community banking
- ▲ In-state Headquarters (largest bank headquartered in Michigan)
- ▲ CHFC's regional organization brings local lending authorities
- ▲ *Pro Forma* CHFC+TLMR may de-emphasize out-of-market lending and reallocate resources (loans/employees) to combined footprint
- ▲ Foundation and charity histories and future commitments
- ▲ CHFC local tax-credit unit offers unique financing options for challenging projects in TLMR markets
- ▲ CHFC Cares Days (in-community works)

Employees / Culture

- ▲ Up-tiered size increases public identity and recruiting capacities
- ▲ CHFC's community banking model fits with TLMR culture
- ▲ TLMR employees have significant roles in Pro Forma company
- ▲ Combined management and governance line-up provides integration benefits and guidance
- ▲ TLMR & CHFC customer-facing employees substantially retained due to complementary market presence

- ► Target cost savings achievement predicated upon elimination of redundant positions within TLMR+CHFC, creating some employee displacement

Appendix

Contribution Analysis

($ in billions, unless otherwise noted)	CHEMICAL FINANCIAL CORPORATION	TALMER BANCORP, INC.	Combined [1]
Assets	$9.2	$6.6	$15.8
Loans	$7.3	$4.8	$12.1
Deposits	$7.5	$5.0	$12.5
Equity	$1.0	$0.7	$1.7
Market Capitalization [2]	$1.2	$1.1	$2.3
2017 Consensus Net Income ($ in millions) [3]	$110	$95	$205
Branches	185	81	266


CHEMICAL FINANCIAL CORPORATION
TALMER BANCORP, INC.
$52m PT Cost Savings
2017 Earnings
46.0%
14.1%
39.8%
Assets
58.2%
41.8%
Loans
59.9%
40.1%
Deposits
59.8%
40.2%
Tang. Comm. Equity(4)
50.3%
49.7%
F.D. Ownership
53.8%
46.2%
50%

Note: F.D. Ownership based on 25% option cash out
(1) Combined represents the sum of CHFC and TLMR data and is not reflective of any purchase accounting marks or merger adjustments
(2) Based upon closing prices as of January 29, 2016
(3) Consensus mean estimates
(4) CHFC tangible common equity adjusted for $14.9 million deferred tax credit
Note: Financial data as of December 31, 2015

Attractive and High Performing Franchises

TALMER
BANCORP, INC.

Total Assets ($mm)



$5,917
$2,348
$6,185
$4,547
$7,322
$5,872
$9,189
$6,596
CHFC: 15.8%
TLMR: 41.1%
2012
2013
2014
2015

ROAA (%)



0.97% 0.98%
0.95%
2.09%
1.03%
1.61%
1.09%
0.95%
0.94%
2012
2013
2014
2015

Net Interest Margin (%)



3.76%
4.69%
3.59%
3.90%
3.59%
4.04%
3.58%
3.73%
3.49%
(1)
3.58%
2012
2013
2014
2015

TCE Ratio (%)



8.09%
21.98%
9.42%
13.32%
8.44%
12.78%
8.06%
10.77%
10.07%
2012
2013
2014
2015

ROATCE (%)



11.18%
6.73%
11.72%
16.99%
10.30%
12.94%
13.85%
8.47%
8.68%
2012
2013
2014
2015

Efficiency Ratio



60.8% 57.0%
63.1%
84.7%
61.6%
79.1%
59.8%
65.7%
70.8%
2012
2013
2014
2015

CAGR | CHFC | TLMR | Michigan Public Banks >$500M Asset Size (Median)

Source: CHFC and TLMR Management and company filings

(1) NIM excludes impact of Discount Accretion and Negative Yield on FDIC Indemnification asset; This adjustment was calculated by TLMR management

Access to all Major Michigan Markets

96% of businesses / 97% of population is within *Pro Forma* MI footprint

TALMER BANCORP, INC.

Southeast Michigan represents more than 50% of Michigan GDP and population – a huge opportunity with recent market disruption

Overlapping Michigan Markets

Southwest MI



CHFC: Deposits / Rank	$3.2	#3
TLMR: Deposits / Rank	$0.2	#28

Central MI



CHFC: Deposits / Rank	$2.1	#2
TLMR: Deposits / Rank	$0.6	#9

Other Markets

Northern MI



CHFC: Deposits / Rank	$2.1	#1
TLMR: Deposits / Rank	$0.0	#31

New Michigan & Ohio Markets

Southeast MI



CHFC: Deposits / Rank	$0.0	
TLMR: Deposits / Rank	$2.8	#9

Northern OH



CHFC: Deposits / Rank	$0.0	
TLMR: Deposits / Rank	$1.1	#15

Pro Forma Footprint	By State & Regional Market							
	State		*Overlapping Markets*		*Other*	*New Markets*		*Market Access*
	MI	OH	Southwest MI	Central MI	Upper MI	Southeast MI	Northern OH	Michigan Penetration
Chemical Presence	✓		✓	✓	✓			
Talmer Presence	✓	✓	✓	✓		✓	✓	
Combined Franchise								
Pro Forma Deposits ($B)	$10.9	$1.1	$3.3	$2.6	$2.1	$2.8	$1.1	
Market Share Rank	7	24	2	1	1	9	13	
Deposit Market Share (%)	5.7%	0.4%	9.5%	18.5%	18.0%	2.2%	1.1%	
Market Information (as a % of):								
% of State ($B) GDP [(1)]			12%	2%	-	53%	22%	
% of State Deposits [(2)]			18%	7%	6%	66%	35%	**98%**
% of State Businesses			25%	13%	11%	46%	38%	**96%**
% of State Population			25%	13%	9%	49%	37%	**97%**

(1) Source: USDOC's Bureau of Economic Analysis. Considered the largest Metropolitan Statistical Area for each region. The Upper Michigan region does not have a Metropolitan Statistical Area as defined by the Bureau of Economic Analysis

(2) State Deposits are in billions

Diversified Loan Portfolio and Low Cost Core Deposit Base

TALMER BANCORP, INC.

Loan Composition

Chemical Financial Corporation



Consumer
21.9%
Commercial
26.2%
Res Mtg
19.7%
CRE
29.0%
C&D
3.2%

MRQ Yield on Loans: 4.16%

Total Loans: $7.3bn

Talmer Bancorp, Inc.



Consumer
4.0%
Res Mtg
32.2%
Commercial
26.2%
CRE
32.6%
C&D
5.0%

MRQ Yield on Loans: 4.83%

Total Loans: $4.8bn

Pro Forma[1]



Consumer
14.8%
Commercial
26.2%
Res Mtg
24.7%
CRE
30.5%
C&D
3.9%

Total Loans: $12.0bn

Deposit Composition

Chemical Financial Corporation



Jumbo
9.4%
Retail
12.7%
NIB
25.9%
Trans.
1.5%
MMDA & Savings
50.5%

MRQ Cost of Deposits: 0.22%

Total Deposits: $7.5bn

Talmer Bancorp, Inc.



Jumbo
21.7%
NIB
20.2%
Retail
11.6%
Trans.
16.9%
MMDA & Savings
29.6%

MRQ Cost of Deposits: 0.44%

Total Deposits: $5.0bn

Pro Forma[1]



Jumbo
14.6%
NIB
23.9%
Retail
12.4%
Trans.
7.8%
MMDA & Savings
41.3%

Total Deposits: $12.5bn

Source: SNL Financial, Company documents

(1) Excludes purchase accounting adjustments

Note: Data as of December 31, 2015

Outperforming Banking Indices

Stock Price Performance Since TLMR's IPO (1)



45.0%
35.0%
25.0%
15.0%
5.0%
(5.0%)
(15.0%)
(25.0%)
Relative Price Perfromance
02/11/14
06/11/14
10/11/14
02/11/15
06/11/15
10/11/15
TLMR
+23.5%
CHFC
+10.9%
KRX
(-0.5%)

Stock Price Performance Since 2015 (2)



40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
Relative Price Perfromance
01/02/15
03/02/15
05/02/15
07/02/15
09/02/15
11/02/15
01/02/16
TLMR
+14.6%
CHFC
+4.8%
KRX
(-5.3%)

TLMR CHFC KRX(3)

(1) As of January 29th, 2016, and since February 11th, 2014
(2) As of January 29th, 2016, and since January 2nd, 2015
(3) The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method

Key Merger Assumptions

Transaction Consideration	• Exchange ratio of 0.4725 CHFC shares and $1.61 of cash for each share of TLMR common stock • Approximately 90% stock / 10% cash consideration
Option Treatment	• At least 75% of TLMR options are converted into CHFC options at closing, up to 25% of TLMR options may be cashed out at closing
Cost Savings	• Expected to be approximately $52 million (fully phased-in) • Approximately 26% of Talmer's noninterest expense, 12% of combined 2016 noninterest expense[1]
Credit Mark	• Estimated increase in the fair value of the loan portfolio of $10 million as part of the transaction • The total fair value discount of the loan portfolio is projected at 5% when considering the credit and interest marks already recorded, the current allowance for loan losses that will be reversed and recorded as part of the fair value discount
Merger & Integration Costs	• Expected to be approximately $62 million pre-tax and adjustments are fully phased into *Pro Forma* TBV computation
Regulatory Costs	• Annual pre-tax Durbin costs of $5 million and $10 million in 2017 and 2018+, respectively • Annual pre-tax incremental cost of $2 million to comply with advanced supervisory requirements (FDIC insurance and stress testing)
Other Adjustments	• Core deposit intangible of 1.75% ($62 million) assumed on non-time deposits, amortized over 10 years • Other purchase accounting fair value adjustments total approximately $22 million • Revenue enhancements identified but not modeled

(1) Based on mean consensus estimates

Compelling & Conservative Cost Saves

- $52 million in estimated expense savings
- 12% of combined expense base
  - Comparable transactions commonly have target cost savings of 13-14%[1] of combined expense base
- Synergies expected to be achieved via rationalization of both CHFC and TLMR expense base

Conservative Cost Savings Estimates ($m) [2]

Category	Cost Savings	% of Total Expenses
Compensation and Benefits	28.7	6%
Software	9.8	2%
Professional Fees	6.0	1%
Other Employee Expense	1.3	0%
Occupancy Expense	1.0	0%
Other	5.2	1%
Total	**$52**	**12%**
Total (After-tax) [3]	**$34**	

Synergy Breakdown

Value and Contribution of Transaction Synergies ($m)		
After-tax synergies	$	**34**
Less:		
After-tax Impact of Durbin (Est.)		(3)
After-tax Stress testing costs (Est.)		(1)
After-tax Increase in FDIC Insurance Premium		(1)
Total of increased regulatory costs	$	**(5)**
Net Synergies	$	**29**
Net synergies per Share:		
CHFC / TLMR *Pro Forma*	$	0.41
% of Pro Forma 2017 EPS		*13.3%*
TLMR equivalent per Share [4]	$	0.22
% of TLMR Standalone 2017 EPS		*15.9%*
Value of Net Synergies @ 11.0x ($m)	$	**322**

(1) Comparable transaction criteria was nationwide whole bank and thrift transactions announced since January 1, 2010 with announced transaction values greater than $100 million in which target ownership was expected to exceed 40% of the *Pro Forma* company

(2) Combined expenses are based on 2017 mean consensus estimates

(3) Assumes 35% marginal tax rate

(4) TLMR EPS accretion presented as 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately

Note: % of Total Expenses do not add due to rounding

Revenue Enhancements

- No revenue synergies have been assumed in the *Pro Forma* estimates presented
- Southeast Michigan (TLMR footprint) represented more than 50% of Michigan GDP in 2014; offering an opportunity for growth
- Recent market disruption in Northern Ohio (specifically in the Akron and Canton markets), with ~$1.0 billion of expected HHI divestitures should allow the combined Company to leverage existing scale and take market share
- Chemical and Talmer strengths are complementary and opportunity is significant:

	Core Strengths		
Product / Service / Revenue Stream	CHEMICAL FINANCIAL CORPORATION	TALMER BANCORP, INC.	***Pro Forma***
Consumer and Indirect Lending	X		X
Asset Based Lending		X	X
Consumer and Retail Service Fees	X		X
Residential Mortgage Origination		X	X
Small Business Lending	X		X
Equipment Finance		X	X
Wealth Management	X		X
Middle Market Commercial	X	X	X

- Aside from business line synergies above, one of the most significant synergies from the merger is that the house lending limit will expand significantly higher than either Chemical's or Talmer's current house lending limits, allowing for further expansion in the middle market lending space

CHFC: Earnings Per Share Accretion

TALMER BANCORP, INC.

		Pro Forma	
	$ Millions	Millions of Shares	$ per Share
CHFC 2017 Consensus Mean Estimate	$110	38	$2.86
TLMR 2017 Consensus Mean Estimate	95	70	1.36
After-Tax Adjustments			
Cost Savings [(1)]	34		
Increased Regulatory Costs [(2)]	(5)		
Amortization of CDI Created [(3)]	(6)		
Reduction of Accretable Yield / Accretable Discount on Loans [(4)]	(12)		
Other Adjustments [(5)]	3		
***Pro Forma* 2017 CHFC Net Income**	**$220**	**71** [(6)]	**$3.09**
$ Accretion to CHFC			**$0.23**
% Accretion to CHFC			**8.0%**

(1) $52 million pre-tax reduction in combined company's total noninterest expense base
(2) Includes $7.0 million (pre-tax) of additional Durbin, FDIC insurance premium and stress testing costs in 2017, $12.0 million (pre-tax) in 2018
(3) Core deposit intangible estimate of 1.75% ($62.3 million) assumed on non-time deposits, amortized 10 years; accelerated method
(4) Estimated $40 million of "interest mark" allocated to nonaccretable discount in purchase accounting, reduces accretable yield / accretable discount on loans
(5) Includes other purchase accounting and merger adjustments
(6) The *Pro Forma* diluted shares outstanding include CHFC shares and shares issued to TLMR based on 0.4725 exchange ratio and 75% of TLMR options converted to CHFC options
Note: *Pro Forma* adjustments assume 35% marginal tax rate

TLMR: Earnings Per Share Accretion

TALMER BANCORP, INC.

	Pro Forma		
	$ Millions	Millions of Shares	$ per Share
CHFC 2017 Consensus Mean Estimate	$110	38	$2.86
TLMR 2017 Consensus Mean Estimate	95	70	1.36
After-Tax Adjustments			
Cost Savings [1]	34		
Increased Regulatory Costs [2]	(5)		
Amortization of CDI Created [3]	(6)		
Reduction of Accretable Yield / Accretable Discount on Loans [4]	(12)		
Other Adjustments [5]	3		
***Pro Forma* 2017 CHFC Net Income**	**$220**	**71** [6]	**$3.09**
Fixed Exchange Ratio			**0.4725x**
***Pro Forma* 2017 TLMR EPS**			**$1.62** [7]
$ Accretion to TLMR			**$0.26**
% Accretion to TLMR			**19%**

Note: After-tax Adjustments have been multiplied by the 100% stock equivalent of the .4725x exchange ratio; analysis considers 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed

(1) $52 million pre-tax reduction in combined company's total noninterest expense base

(2) Includes $7.0 million (pre-tax) of additional Durbin, FDIC insurance premium and stress testing costs in 2017, $12.0 million (pre-tax) in 2018

(3) Core deposit intangible estimate of 1.75% ($62.3 million) assumed on non-time deposits, amortized 10 years; accelerated method

(4) Estimated $40 million of "interest mark" allocated to nonaccretable discount in purchase accounting, reduces accretable yield / accretable discount on loans

(5) Includes other purchase accounting and merger adjustments

(6) The *Pro Forma* diluted shares outstanding include CHFC shares and shares issued to TLMR based on 0.4725 exchange ratio and 75% of TLMR options converted to CHFC options

(7) The *Pro Forma* TLMR EPS is estimated using 100% stock equivalent exchange ratio which assumes cash consideration of $1.61 is used to purchase CHFC common stock at the closing price on the trading day immediately before the merger agreement was signed

Note: *Pro Forma* adjustments assume 35% marginal tax rate

Integration Planning

TALMER BANCORP, INC.

1. Entity Mergers

a) BHC merger – 2H'16
- Communication Plan
- Regulators, Customers, Employees and Communities
- At announcement, during application, post-close

b) Bank merger/conversion – late 2016
- Strategy to minimize customer service interruption and minimize any deposit run-off
- IT conversion (system upgrade)
- Adoption of Best Practices (regulatory prescriptions)
- Marketing / Rebranding Roll-out timeframe

2. Synergies

- Cost Savings achievement trajectory (phasing 2016 into 2017)
- Capture Potential Revenue synergies in Wealth Management, Mortgage and Consumer Banking (not modeled)
- Adoption of High Performing products from both institutions
- Reinvesting in Michigan & Ohio, deemphasizing out-of-market lending
- Employee integration plan to preserve franchise (minimal challenge expected due to similar management and corporate cultures)

3. Regulatory

- Leverage expertise gained in previous successful integrations
- Consolidation committees at the board and management levels to supervise integration process
- Adopt practices consistent with plan to achieve Supplemental Risk Management Requirements

Due Diligence and Day 1 Accounting Discussion

TALMER BANCORP, INC.

Diligence & Credit

Comprehensive Mutual Due Diligence

- Core systems, legal
- Budgeting, accounting, tax
- Credit
- HR, talent, professional fit & needs
- Enterprise Risk
- Markets

Credit Focus

- Loan: Risk Rating & Fair Market Valuation (FMV)
- Loan-by-loan FMV and credit assessment work
- SOP Loan Accounting
- Net incremental reserves (loan discount in purchase accounting)
- Loan operations, administration and file review

Other

- Mortgage Origination and Servicing platform (MSR)
- Specialty lending niches
- Trust/Wealth Operations

Credit Mark Discussion

- Per TLMR 9/30/15 10-Q, loan carrying value represents a discount to fair value of $149.5 million
- TLMR "excess" accretable discount (yield above contractual) totaled $7.9 in Q4 2015
- Year end 2015 net carrying value of the loan portfolio was $4.75 billion compared to unpaid principal balance of $5.04 billion
- TLMR's acquired loan portfolios are expected to have a positive fair value adjustment; however, the large majority of that positive adjustment is expected to be offset by the fair value mark on the organic loan portfolio
- Initial estimates reflect a $10 million net increase in loan fair value
- Estimated day 1 fair value mark of over 5% on TLMR's loan portfolio.

Fixed Assets Mark Discussion

- The large majority of TLMR's fixed assets and leases were acquired through its acquisitions in the past six years. Therefore the mark on fixed assets and leases is expected to be minimal.

Purchase Accounting Summary

	Pro Forma		
	$ Millions	Millions of Shares	$ per Share
CHFC Standalone			
CHFC Tangible Book Value as of December 31, 2015	$717	38	
Two Quarters of Consensus Mean Earnings Prior to Close	50		
Two Quarters of $0.26 Per Share Common Dividends	(20)		
Amortization of Existing Core Deposit Intangibles	2		
Standalone CHFC Tangible Book Value at Close	**$749**	**38**	**$19.63**
Pro Forma			
Standalone CHFC Tangible Book Value at Close	$749	38	$19.63
Equity Consideration to TLMR [(1)]	928	31	
TLMR Options Converted to CHFC Options [(2)]	47		
Goodwill and Intangibles Created [(3)]	(415)		
CHFC After-Tax Acquisition Expenses [(4)]	(22)		
Pro Forma CHFC Tangible Book Value at Close	**$1,287**	**69**	**$18.54**
$ Dilution to CHFC			**($1.09)**
% Dilution to CHFC			**(5.6%)**
Tangible Book Value Per Share Earnback [(5)]			**~ 3.25 years**

Calculation of Intangibles Created	$ Millions
Deal Value	$1,097
TLMR TCE at Close [(6)]	$749
(+) TLMR After-Tax Acquisition Expenses [(7)]	(22)
(+) Net After-tax Credit Mark	7
(+) Other Fair Value Adjustments	(29)
Adjusted Tangible Book Value	**$704**
Excess over Adjusted TBV	$393
(+) Core Deposit Intangible Created	(62)
(+) DTL on CDI	22
Goodwill Created	**$353**
Intangibles Created	**$415**

(1) Based on 0.4725 shares of CHFC common stock for each TLMR common share outstanding
(2) Assumes 75% of TLMR options are converted into CHFC options at closing
(3) Based on expectations and assumptions as of announcement date; subject to change at transaction closing
(4) Reflects acquisition expenses allocated to CHFC
(5) Based on when *Pro Forma* tangible book value per share crosses over and begins to exceed projected standalone CHFC tangible book value per share
(6) Estimated TLMR tangible common equity at close based on 1Q'16 and 2Q'16 consensus mean earnings and dividend estimates provided by TLMR management
(7) Reflects acquisition expenses allocated to TLMR

Note: *Pro Forma* adjustments assume 35% marginal tax rate

Appendix II


CHEMICAL
BANK

2015 Fourth Quarter Earnings Release
January 26, 2016

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

Q4 2015 Highlights

- Earnings per share, excluding nonrecurring acquisition-related expenses, of $0.70; up 25% over 4th qtr. 2014 and up 8% over 3rd qtr. 2015
  - Incremental earnings from acquisitions (4th qtr. 2015 vs. 4th qtr. 2014)
  - Net interest income increase attributable to organic loan growth during 2015
  - Decrease in core operating expenses of 2.8% in 4th qtr. 2015 vs. 3rd qtr. 2015
- Loan Growth
  - Organic: $56 million in 4th qtr. 2015 ($476 million, or 8%, for twelve months ended 12/31/15)
- Solid asset quality ratios
  - Net loan charge-offs/total loans of 0.24% in 4th qtr. 2015 vs. 0.21% in 4th qtr. 2014 and 0.05% in 3rd qtr. 2015
  - Nonperforming assets/total assets of 1.02% at 12/31/2015
- Return on average assets and return on average equity, excluding nonrecurring acquisition-related expenses, of 1.16% and 10.7%, respectively, in 4th qtr. 2015

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2015 4th Qtr.	2014 4th Qtr.	2015 3rd Qtr.
Net interest income	$75,476	$58,244	$73,617
Provision for loan losses	2,000	1,500	1,500
Noninterest income	20,052	18,227	20,215
Operating expenses(1)	55,739	48,477	57,365
Acquisition-related expenses	2,085	4,139	900
Net income	25,504	15,305	24,467
Diluted EPS	0.66	0.46	0.64
Diluted EPS – excl. nonrecurring acquisition-related expenses	0.70	0.56	0.65
Avg. Diluted Shares Outstanding	38,498	33,033	38,393
Return on Avg. Assets	1.10%	0.87%	1.05%
Return on Avg. Shareholders' Equity	10.1%	7.5%	9.8%
Efficiency Ratio	57.1%	62.2%	59.9%
Tangible Equity/Total Assets	8.0%	8.4%	7.8%
Tangible Book Value/Share	$18.78	$18.57	$18.32

(1)Excludes acquisition-related expenses

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $476 million, or 8%, organic growth in total loans during the twelve months ended December 31, 2015
- Impact of acquisitions of Northwestern Bancorp, Inc. ("Northwestern"), Monarch Community Bancorp, Inc. ("Monarch") and Lake Michigan Financial Corporation ("LMFC")

Prior Quarter Comparison

- Increase in net interest income
- Reduction in operating expenses

Net Income

Net Income Trending Upward ($ Millions, except EPS data)

2013 Total: $56.8(1)	2014 Total: $62.1(1); **$66.7**(2)	2015 Total: $86.8(1); **$92.3**(2)



Net Income
EPS
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.00
$0.50
$0.00
$14.0
$16.7
$17.6
$18.4
$18.7
$21.7
$25.1
$26.9
$13.2
$14.2
$15.0
$14.4
$13.8
$16.2
$16.8
$15.3
$17.8
$19.0
$24.5
$25.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014
2015
Nonrecurring Acquisition-Related Expenses
Net Income
EPS, Excluding Nonrecurring Acquisition-Related Expenses

(1)Net Income

(2)Net Income, excluding pre-tax nonrecurring acquisition-related expenses of $6.4 million in 2014 and $7.8 million in 2015 (Non-GAAP)

Credit Quality ($ Millions, unless otherwise noted)



Provision for Loan Losses vs. Net Loan Losses
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$3.6
$3.6
$4.5
$2.2
$2.2
$2.3
$2.8
$1.9
$1.8
$0.8
$4.3
$3.0
$3.0
$3.0
$2.0
$1.6
$1.5
$1.5
$1.5
$1.5
$1.5
$1.5
$2.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014
2015
Provision for Loan Losses
Net Loan Losses



Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)
ALL
NPLs
$160
$80
$0
$148
$106
$91
$82
$71
$73
$71
$81
$84
YE 2010
YE 2011
YE 2012
YE 2013
YE 2014
2015 Q1
2015 Q2
2015 Q3
2015 Q4

	YE 2010	YE 2011	YE 2012	YE 2013	YE 2014	2015 Q1	2015 Q2	2015 Q3	2015 Q4
Originated Loans ($ billions)	$3.1	$3.3	$3.8	$4.3	$5.0	$5.0	$5.3	$5.7	$5.8
Acquired Loans ($ billions)	0.6	0.5	0.4	0.3	0.7	0.7	1.7	1.5	1.5
Total Loans ($ billions)	$3.7	$3.8	$4.2	$4.6	$5.7	$5.7	$7.0	$7.2	$7.3
ALL	$90	$88	$84	$79	$76	$75	$75	$76	$73
ALL/ Originated Loans	2.86%	2.60%	2.22%	1.81%	1.51%	1.49%	1.40%	1.33%	1.26%
NPLs/ Total Loans	4.01%	2.77%	2.18%	1.76%	1.25%	1.28%	1.01%	1.13%	1.15%
Credit Mark/ Acquired Loans	6.5%	6.6%	6.0%	7.8%	5.4%	5.7%	3.9%	4.2%	4.4%

Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend)

Net Interest Income



Net Interest Income ($ Millions)
$80
$70
$60
$50
$40
$30
$20
$49.8
$51.5
$53.1
$58.2
$59.2
$65.7
$73.6
$75.5
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4

Net Interest Margin and Loan Yields



5.00%
2.50%
0.00%
4.28%
4.26%
4.23%
4.22%
4.16%
4.17%
4.15%
4.16%
3.53%
3.59%
3.59%
3.62%
3.55%
3.59%
3.55%
3.64%
0.03%
0.03%
0.03%
0.04%
0.04%
0.04%
0.03%
0.04%
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
Loan Yields
Purchase Accounting Accretion on Loans
Net Interest Margin

Operating Expenses



Quarterly
$60.0
$40.0
$20.0
$0.0
($ Millions)
$42.2
$42.4
$42.7
$52.6
$4.1
$4.3
$4.2
$28.6
$11.4
$51.0
$56.8
$58.3
$0.9
$4.6
$4.8
$34.0
$14.0
$57.8
$2.1
$5.1
$4.6
$33.0
$13.0
$55.7
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2014
2015
Other
Compensation
Occupancy
Equipment
Nonrecurring Acquisition-Related Expenses

Capital

Tangible Book Value and Capital Ratios

	6/30/13[1]	12/31/14	12/31/15
Tangible Book Value / Share	$17.53	$18.57	$18.78
Tangible Common Equity / Total Assets	8.5%	8.4%	8.1%
Leverage Ratio	9.1%	9.3%	8.6%
Common Equity Tier 1 Capital	NA	11.1%	10.6%
Tier 1 Capital	11.9%	11.1%	10.7%
Total Risk-Based Capital	13.1%	12.4%	11.8%

Tangible Book Value (TBV) Roll Forward



$25
$20
$15
$10
$5
$0
$17.53
$5.80
$2.40
$1.08
$2.37
$0.07
$1.63
$0.70
$18.78
TBV @ 6/30/13
Net Income (Excl. Acq. Exp.)
Dividends
Capital Raise 9/2013 & 6/2014
Northwestern 10/31/14
Monarch 4/1/15
LMFC 5/31/15
AOCI Adj. & Other
TBV @ 12/31/15

[1] TBV and capital ratios as of 6/30/13 are presented for comparison of amounts prior to Chemical's first of two capital raises in 2013 and 2014, respectively

Appendix: Non-GAAP Reconciliation

(Dollars in thousands, except per share data)

	4Q 2015	3Q 2015	4Q 2014
Shareholders' equity	**$ 1,015,974**	$ 998,363	$ 797,133
Goodwill, CDI and non-compete agreements, net of tax	**(299,123)**	(299,681)	(188,505)
Tangible shareholders' equity	**$ 716,851**	$ 698,682	$ 608,628
Common shares outstanding	**38,168**	38,131	32,774
Tangible book value per share	**$ 18.78**	$ 18.32	$ 18.57
Net income	**$25,504**	$24,467	$15,305
Acquisition-related expenses, net of tax	**1,355**	585	3,094
Net income, excluding acquisition-related expenses	**$26,859**	$25,052	$18,399
Diluted earnings per share	**$ 0.66**	$ 0.64	$ 0.46
Effect of acquisition-related expenses, net of tax	**0.04**	0.01	0.10
Diluted earnings per share, excluding acquisition-related expenses	**$ 0.70**	$ 0.65	$ 0.56
Average assets	**$9,175,224**	$9,203,856	$7,007,879
Return on average assets	**1.10%**	1.05%	0.87%
Effect of acquisition-related expenses, net of tax	**0.06%**	0.03%	0.17%
Return on average assets, excluding acquisition-related expenses	**1.16%**	1.08%	1.04%
Average shareholders' equity	**$1,000,347**	$987,727	$804,323
Return on average shareholders' equity	**10.1%**	9.8%	7.5%
Effect of acquisition-related expenses, net of tax	**0.6%**	0.3%	1.6%
Return on average shareholders' equity, excluding acquisition-related expenses	**10.7%**	10.1%	9.1%

Appendix III

TALMER BANCORP, INC.™

David Provost
Chief Executive Officer

Dennis Klaeser
Chief Financial Officer

February 2016

Income Statement Highlights

TALMER BANCORP, INC.

(in thousands except per share data)	2015 4th Qtr.	2014 4th Qtr.	2015 3rd Qtr.
Net interest income	$58,378	$51,463	$55,647
Provision (benefit) for loan losses	(4,583)	2,994	700
Noninterest income	23,675	15,834	19,342
Operating expenses(1)	48,238	48,098	47,829
Net loss on FDIC early termination	20,364	0	0
Net income	13,113	12,502	20,035
Diluted EPS	0.19	0.16	0.27
Diluted EPS(2) – excl. net loss on FDIC early termination	0.39	0.16	0.27
Avg. Diluted Shares Outstanding	69,973	75,759	73,222
Return on Avg. Assets	0.80%	0.85%	1.23%
Return on Avg. Shareholders' Equity	7.25%	6.63%	10.96%
Core Efficiency Ratio(2)	59.51%	67.09%	58.54%
Tangible Equity / Tangible Total Assets(2)	10.79%	12.67%	11.02%
Tangible Book Value/Share(2)	$10.72	$10.61	$10.55

Prior-Year Quarter Comparison

- Significant increase in net interest income attributable to early termination of FDIC loss sharing agreements
- Controlled expense growth and lower overall share count due to repurchases

Prior Quarter Comparison

- Increase in net interest income and noninterest income due to early termination of FDIC loss sharing agreements
- Controlled expense growth

(1) Excludes charge related to the early termination of FDIC loss share and warrant agreements
(2) Denotes a non-GAAP financial measure, see section entitled "Reconciliation of Non-GAAP Financial Measures"

Net Interest Margin Trends

- Accretable yield[1] results from the purchase accounting applied to acquired loans
  - Accretable yield includes both the expected coupon rate of the loan and the discount accretion
- The chart below provides a comparison of the actual NIM earned compared to the NIM that would have been earned if it reflected just the expected coupon rate and removes the negative accretion on the FDIC indemnification asset (prior to 4Q 2015), the "Adjusted NIM"
  - This difference is the excess accretable yield ("EAY")
  - EAY is earned over the life of the loan
- For example, in 4Q 2015 Talmer's NIM would have decreased by 0.52% from 3.89% to 3.37% if the EAY was not included

Excess Accretable Yield was a benefit of *30 bps for 3Q 2015 and 52 bps for 4Q 2015*



NIM (%)
6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1Q '12: 4.89, 4.22
2Q '12: 4.40, 3.95
3Q '12: 4.74, 4.09
4Q '12: 4.73, 4.01
1Q '13: 3.74, 3.36
2Q '13: 4.03, 3.68
3Q '13: 4.11, 3.59
4Q '13: 3.72, 3.36
1Q '14: 3.95, 3.90
2Q '14: 4.34, 3.72
3Q '14: 4.05, 3.70
4Q '14: 3.89, 3.64
1Q '15: 3.80, 3.76
2Q '15: 3.50, 3.41
3Q '15: 3.76, 3.46
4Q '15: 3.89, 3.37
Reported NIM
Adjusted NIM

(1) The accretable yield represents the excess of the net present value of expected future cash flows over the acquisition date fair value and includes both the expected coupon of the loan and the discount accretion. The difference between the actual yield earned on total loans and the yield generated based on the expected coupon represents excess accretable yield. In addition, prior to the fourth quarter of 2015, our net interest margin was adversely impacted by the negative yield on the FDIC indemnification asset. The negative yield on the FDIC indemnification asset partially offset the benefits provided by the excess accretable yield discussed previously. Adjusted NIM is equal to the sum of the excess accretable yield and the negative yield on the FDIC indemnification asset.

Effectiveness in Building Recurring Earnings Streams

TALMER BANCORP, INC.

- During periods without bargain purchase gains, Talmer experienced an average ROA of 1.05%
- Earnings performance has been driven by:
  - Maintaining and developing the core customer base
  - Investing in infrastructure, creating efficiencies
  - Building organic loan growth capacity to pace acquired loan run-off
- Importantly, Talmer has maintained a low cost of deposits
  - Total deposits costs were just 0.35% for 4Q 2015

Profitability Over Time for Talmer (ROAA)



ROAA (%)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
CF Bancorp
13.88
1.70
First Banking Center
1.42
Peoples State Bank
2.76
Community Central Bank
2.25
1.10
0.54
0.72
0.78
1.06
1.33
Average ROA of 1.05% in periods without BPGs (denoted by blue bars)
First Place Bank
5.06
1.25
0.89
1.08
Michigan Commerce Bank
2.75
1.51
1.36
0.85
0.62
1.11
1.23
0.80
'10Q2 '10Q3 '10Q4 '11Q1 '11Q2 '11Q3 '11Q4 '12Q1 '12Q2 '12Q3 '12Q4 '13Q1 '13Q2 '13Q3 '13Q4 '14Q1 '14Q2 14Q3 '14Q4 '15Q1 '15Q2 '15Q3 '15Q4
Denotes period with an acquisition

Asset Quality

TALMER BANCORP, INC.

Commentary & Perspectives

- All acquired loans were marked to fair market value at the date of acquisition
- At 4Q 2014, NPLs to total loans was 1.34%, ALLL to total loans was 1.30%
- At 3Q 2015, NPLs to total loans was 1.20%, ALLL to total loans was 1.12%

Nonperforming Asset Trends



NPAs & NPLs (%)
2.00
1.50
1.00
0.50
-
1.18
0.14
1.20
0.41
1.79
1.30
1.55
1.40
1.78
1.34
1.55
1.25
1.64
1.32
1.33
1.14
1.30
1.20
2010Y 2011Y 2012Y 2013Y 2014Y 1Q '15 2Q '15 3Q '15 4Q '15
NPAs / Assets
NPLs / Total Loans

Reserve Levels (1)



Reserves (%)
6.00
5.00
4.00
3.00
2.00
1.00
-
1.93
5.04
4.72
1.93
1.30
1.17
1.17
1.19
1.12
2010Y 2011Y 2012Y 2013Y 2014Y 1Q '15 2Q '15 3Q '15 4Q '15
ALLL / Loans

(1) Our allowance for loan losses was $54.0 million, or 1.12% of total loans, at 12/31/2015, compared to $62.4 million, or 4.72%, of total loans at 12/31/2012. The decline in the ALLL / Total Loans at 12/31/2015, compared to 12/31/2012, was due to the addition of loans we acquired in our acquisitions of First Place Bank, Talmer West Bank and First of Huron Corp. which were recorded at their estimated fair value, including a credit mark of the acquired loans at the acquisition date, and which did not include a separate allowance for loan losses. The credit marks at acquisition were 6.4% for First Place Bank, 9.1% for Talmer West Bank and 5.4% for First of Huron Corporation.

Appendix: Non-GAAP Reconciliation

(Dollars in thousands, except per shara data)	4Q '15	3Q '15	4Q '14
Total Shareholders' Equity	$ 725,215	$ 714,768	$ 761,607
Less:			
Core Deposit Intangibles	12,808	13,470	13,035
Goodwill	3,524	3,524	-
Tangible Shareholders' Equity	$ 708,883	$ 697,774	$ 748,572
Shares Outstanding (000)	66,115	66,128	70,532
Tangible Book Value per Share	$ 10.72	$ 10.55	$ 10.61
Average Assets	$ 6,566,273	$ 6,492,209	$ 5,865,624
Average Equity	723,423	731,040	754,722
Average Core Deposit Intangibles	13,129	13,802	13,334
Average Goodwill	3,524	3,524	-
Tangible Average Equity to Tangible Average Assets	10.79%	11.02%	12.67%

Appendix: Non-GAAP Reconciliation

(Dollars in thousands, except per shara data)	4Q '15	3Q '15	4Q '14
Net interest income	$ 58,378	$ 55,647	$ 51,463
Noninterest income	23,575	19,342	15,834
Total revenue	81,953	74,989	67,297
Less:			
(Expense)/benefit due to change in the fair value of loan servicing rights	1,446	(3,831)	(3,656)
FDIC loss sharing income	-	(2,696)	(244)
Total core revenue	$ 80,507	$ 81,516	$ 71,197
Total noninterest expense	68,602	47,829	48,098
Less:			
Net loss on early termination of FDIC loss share and w arrant agreements	20,364	-	-
Operating expenses	48,238	-	-
Less:			
Transaction and integration related costs	328	113	329
Property efficiency review	-	-	-
Total core noninterest expense	$ 68,274	$ 47,716	$ 47,769
Core efficiency ratio	84.8%	58.5%	67.1%
Diluted EPS available to common shareholders	$ 0.19	$ 0.27	$ 0.16
Net loss on early termination of FDIC loss share and w arrant agreements	(20,364)	-	-
Estimated income tax impact of above item	6,478	-	-
After-tax impact of net loss on early termination of FDIC loss share and w arrant agreements	(13,886)	-	-
Portion of net loss on early termination of FDIC loss share and w arrant agreements allocated to participating securities	(147)	-	-
Impact of net loss on early termination of FDIC loss share and w arrant agreements applicable to common shareholders	(13,739)	-	-
Weighted average common shares outstanding - diluted	69,973	73,222	75,759
Impact to diluted EPS of net loss on early termination of FDIC loss share and w arrant agreements	$ (0.20)	$ -	$ -
Diluted EPS excluding net loss on early termination of FDIC loss share and w arrant agreements	$ 0.39	$ 0.27	$ 0.16